UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: March 23, 2006
(Date of earliest event reported)
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 South Hoover Boulevard
Suite 200
Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 14, 2006, the holders of 54.1% of the outstanding voting capital stock of Comprehensive Care Corporation (“CompCare”), voting together as a single class, and the holders of all outstanding shares of CompCare’s Series A Convertible Preferred Stock, par value $50.00 per share (“Series A Preferred Stock”), voting as a separate class, by written consent in lieu of a special meeting of the stockholders, in accordance with the Delaware General Corporation Law, ratified and approved an amendment to CompCare’s Non-Employee Director Stock Option Plan (the “Director Plan”). On February 27, 2006, CompCare filed a definitive Information Statement with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, relating to such written consent. The Director Plan Amendment became effective on March 23, 2006, which was 20 calendar days after the Information Statement was mailed to CompCare stockholders.
     The amendment effects the following changes to the Director Plan:
•	Increases the number of shares reserved for issuance under the Director Plan to 1,000,000;

•	Increases (i) the annual grant of options from 5,000 to 15,000 and (ii) the initial grant of options from 10,000 to 25,000;

•	Provides that all options granted under the Director Plan will vest in equal annual installments beginning on the first anniversary of the date of grant over five years;

•	Eliminates all grants provided to directors for service on committees of the Board of Directors, as chairpersons of such committees, and as Chairman of the Board of Directors and in lieu thereof, provides all directors serving on the Board on the effective date of the Director Plan Amendment (March 23, 2006), a one-time grant of options to purchase 25,000 shares of CompCare common stock on such date;

•	Provides that awards under the Director Plan will have such terms as are necessary to comply with the newly-enacted Section 409A of the Internal Revenue Code of 1986, as amended; and

•	Revises the definition of “fair market value” in the Director Plan.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 14, 2006, the holders of 54.1% of CompCare outstanding voting capital stock, voting together as a single class, and the holders of all outstanding Series A Preferred Stock, voting as a separate class, by written consent, in lieu of a special meeting of the stockholders, in accordance with the Delaware General Corporation Law, ratified and approved an amendment to CompCare’s Restated Certificate of Incorporation to increase the number of authorized shares of CompCare’s common stock, $.01 par value per share, from 12,500,000 shares to 30,000,000 shares (the “Certificate Amendment”). On February 27, 2006, CompCare filed an Information Statement relating to such written consent with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended. On March 23, 2006, CompCare amended its Restated Certificate of Incorporation by filing such Certificate Amendment with the Delaware Secretary of State in the form filed with this report as Exhibit 3.1. Accordingly, the Certificate Amendment became effective on March 23, 2006.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include, but are not limited to, changes in local, regional, and national economic and political conditions, the effect of governmental regulation, competitive market conditions, varying trends in member utilization, our ability to manage healthcare operating expenses, the profitability of our capitated contracts, cost of care, seasonality, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: March 23, 2006
EXHIBIT INDEX

Exhibit	Description

3.1	Amendment to Restated Certificate of Incorporation of Comprehensive Care Corporation

4